SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: August 11, 2003
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

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            DELAWARE                    333-100848                51-0362653
(State or Other Jurisdiction of      (Commission File          (I.R.S. Employer
         Incorporation)                 Number)              Identification No.)


      8400 Normandale Lake Blvd.                              55437
              Suite 250                                    (Zip Code)
        Minneapolis, Minnesota
   (Address of Principal Executive
               Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.

               On or about August 28, 2003, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS7 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

               In connection with the expected sale of the Series 2003-KS7, the Registrant has been advised by J.P. Morgan Chase & Co.; (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information (the "Collateral Term Sheets) with respect to the underwritten certificates, (the "Underwritten
        Certificates") which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates. Any difference between the collateral information on the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.




Item 7. Financial Statements. Pro Forma Financial Information and Exhibits


         (a)    Financial Statements.

                Not applicable.

         (b) Pro Forma Financial Information.

                Not applicable.

         (c)    Exhibits


               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description

1              99                   Collateral Term Sheets
                                    JP Morgan Chase & Co.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                             RESIDENTIAL ASSET  SECURITIES CORPORATION
                             By: /s/Benita Bjorgo
                             Name:    Benita Bjorgo
                             Title:   Vice President


Dated:  August 11, 2003

                                  EXHIBIT INDEX



               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number.        Exhibit No.          Description                  Page

1               99                Collateral Term Sheets    Filed Electronically
                                  JP Morgan Chase & Co.